                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.   20549

                              Amendment No. 3 to

                                SCHEDULE 13E-3

                        Rule 13e-3 Transaction Statement
                  (Pursuant to Section 13(e) of the Securities
                             Exchange Act of 1934)


                                    THT INC.
                                    --------
                              (Name of the Issuer)

                                  PH II, INC.
                          PH II ACQUISITION SUB, INC.
                                    THT INC.
                                 PAUL K. KELLY
                             FREDERICK A. ROSSETTI
                               JEFFREY B. GAYNOR
                               -----------------
                       (Name of Persons Filing Statement)

                    Common Stock, Par Value $0.01 per Share
                    ---------------------------------------
                         (Title of Class of Securities)

                                   872445200
                                   ---------
                     (CUSIP Number of Class of Securities)


               Paul K. Kelly, Chairman of the Board of Directors
                                  PH II, Inc.
                              33 Riverside Avenue
                          Westport, Connecticut 06880
                                 (203) 226-6408

                                   Copies to:

Mr. Frederick A. Rossetti, President          Alan H. Aronson, Esq.
THT Inc.                                      Akerman, Senterfitt & Eidson, P.A.
33 Riverside Avenue                           One S.E. Third Avenue, Suite 2800
Westport, Connecticut 06880                   Miami, Florida 33131-1714
(203) 226-6408                                (305) 374-5600

                 (Name, Address and Telephone Number of Persons

                  Authorized to Receive Notices and Communications
                      on Behalf of Persons Filing Statement)

                   This statement is filed in connection with
                          (check the appropriate box):

a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A [17 CFR 240.14a-1 to 240.14b-1], Regulation 14C [17 CFR 240.14c-1 to 240.14c-101] or Rule 13e-3(c) [(S)240.13e-3(c)] under the
       Securities Exchange Act of 1934.

b. [_] The filing of a registration statement under the Securities Act of 1933.

c. [_] A tender offer.

d. [_] None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [_]


Transaction Valuation (1):    $8,142,206
Amount of Filing Fee (1):     $1,628.45

(1) Estimated solely for purposes of calculating the filing fee and based pursuant to Rule 0-11 under the Securities Exchange Act of 1934 (the "Exchange Act"). The transaction applies to an aggregate of 2,171,255 shares of Common Stock, $0.01 par value (the "Common Stock"), of THT Inc., a Delaware corporation ("THT" or the "Company"), calculated as follows:
     3,982,605 shares of Common Stock issued and outstanding less 1,811,350 shares of Common Stock owned by PH II, Inc., a Delaware corporation ("PH II"). The proposed maximum aggregate value of the transaction is $8,142,206 calculated as follows: ((i) the product of (a) 3,982,605 shares of Common Stock issued and outstanding (less 1,811,350 shares of Common Stock owned by PH II and (b) $3.75. In accordance with Rule 0-11 under the Act, the filing fee is determined by multiplying the transaction valuation by one-fiftieth of one percent.

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid: $1,628.45
Filing Party: THT Inc.
Form, Schedule, or Registration No.: Schedule 14A
Date Filed: October 6, 1998

                             CROSS REFERENCE SHEET

Item in Schedule 13E-3                   Caption in Proxy Statement
--------------------------------------   --------------------------------------
Item 1(a)                                Cover Page; SUMMARY - The Parties

Item 1(b)                                Cover Page; SUMMARY - The Special
                                         Meeting - Record Date and Voting

Item 1(c)-(d)                            MARKET PRICE AND DIVIDEND INFORMATION

Item 1(e)                                Not Applicable

Item 1(f)                                CERTAIN TRANSACTIONS IN THE COMMON
                                         STOCK

Item 2(a)-(d), (g)                       SUMMARY - The Parties

Item 2(e)-(f)                            Not Applicable

Item 3(a)(1)                             CERTAIN TRANSACTIONS

Item 3(a)(2)-(b)                         SPECIAL FACTORS - Background of the
                                         Merger;
                                         SPECIAL FACTORS - Recommendation of
                                         the Special Committee; Fairness of
                                         the Merger;
                                         SPECIAL FACTORS - Recommendation of
                                         the Board of Directors;
                                         THE MERGER AGREEMENT

Item 4(a)-(b)                            SUMMARY; SPECIAL FACTORS - Purpose
                                         and Structure of the Merger;
                                         SPECIAL FACTORS - Interests of
                                         Certain Persons in the Merger;
                                         SPECIAL FACTORS - Certain Effects of
                                         the Merger;
                                         SPECIAL FACTORS - Federal Income Tax
                                         Consequences;
                                         THE MERGER AGREEMENT

Item 5(a)-(e)                            SPECIAL FACTORS - Plans for the
                                         Company After the Merger

Item 5(f) and (g)                        SUMMARY - Special Factors - Certain
                                         Effects of the Merger;
                                         SPECIAL FACTORS - Interests of
                                         Certain Persons in the Merger;
                                         Directors and Officers;
                                         SPECIAL FACTORS - Certain Effects of
                                         the Merger

Item 6(a) - (b)                          SPECIAL FACTORS - Sources of Funds;
                                         Fees and Expenses; THE MERGER
                                         AGREEMENT - Fees and Expenses

Item in Schedule 13E-3                   Caption in Proxy Statement
--------------------------------------   --------------------------------------

Item 6(c)                                SPECIAL FACTORS - Sources of Funds;
                                         Fees and Expenses

Item 6(d)                                Not Applicable

Item 7(a)                                SUMMARY - Special Factors - Purpose
                                         and Structure of the Merger;
                                         SPECIAL FACTORS - Purpose and
                                         Structure of the Merger

Item 7(b)                                SPECIAL FACTORS - Background of the
                                         Merger;
                                         SPECIAL FACTORS -  Purpose and
                                         Structure of the Merger

Item 7(c)                                SUMMARY - Special Factors - Purpose
                                         and Structure of the Merger;
                                         SPECIAL FACTORS - Purpose and
                                         Structure of the Merger

Item 7(d)                                SUMMARY - Special Factors - Certain
                                         Effects of the Merger;
                                         SUMMARY - Special Factors - Federal
                                         Income Tax Consequences;
                                         SUMMARY - The Merger;
                                         SPECIAL FACTORS - Purpose and
                                         Structure of the Merger;
                                         SPECIAL FACTORS - Plans for the
                                         Company After the Merger;
                                         SPECIAL FACTORS - Certain Effects of
                                         the Merger;
                                         SPECIAL FACTORS - Federal Income Tax
                                         Consequences;
                                         THE MERGER AGREEMENT

Item 8(a) - (b)                          SUMMARY - Special Factors -
                                         Recommendation of the Special
                                         Committee; Fairness of the Merger;
                                         SUMMARY - Special Factors -
                                         Recommendation of the Board of
                                         Directors;
                                         SPECIAL FACTORS - Background of the
                                         Merger;
                                         SPECIAL FACTORS - Purpose and
                                         Structure of the Merger;
                                         SPECIAL FACTORS - Recommendation of
                                         the Special Committee; Fairness of
                                         the Merger;
                                         SPECIAL FACTORS - Recommendation of
                                         the Board of Directors;
                                         SPECIAL FACTORS - Opinion of
                                         Financial Advisor to the Company;
                                         SPECIAL FACTORS - Perspective of PH
                                         II on the Merger;
                                         APPENDIX B - Fairness Opinion of
                                         Financial Advisor

Item 8(c) SUMMARY - The Special Meeting - Vote Required; Revocability of Proxies; SUMMARY - Special Factors -
                                         Recommendation of the Special
                                         Committee; Fairness of the Merger;

Item in Schedule 13E-3                   Caption in Proxy Statement
--------------------------------------   --------------------------------------

                                         SUMMARY - Special Factors -
                                         Recommendation of the Board of
                                         Directors;
                                         SPECIAL FACTORS - Recommendation of
                                         the Special Committee; Fairness of
                                         the Merger;
                                         SPECIAL  FACTORS - Recommendation of
                                         the Board of Directors;
                                         THE SPECIAL MEETING - Vote Required;
                                         Revocability of Proxies

Item 8(d)                                SUMMARY - Special Factors -
                                         Recommendation of the Special
                                         Committee; Fairness of the Merger;
                                         SUMMARY  - Special Factors -
                                         Recommendation of the Board of
                                         Directors;
                                         SUMMARY - Opinion of Financial
                                         Advisor to the Company; SPECIAL
                                         FACTORS - Background of the Merger;
                                         SPECIAL FACTORS -  Recommendation of
                                         the Special Committee; Fairness of
                                         the Merger;
                                         SPECIAL FACTORS - Recommendation of
                                         the Board of Directors; SPECIAL
                                         FACTORS - Opinion of Financial
                                         Advisor to the Company; APPENDIX B -
                                         Fairness Opinion of Financial Advisor

Item 8(e)                                SUMMARY - Special Factors -
                                         Recommendation of the Special
                                         Committee; Fairness of the Merger;
                                         SUMMARY - Special Factors -
                                         Recommendation of the Board of
                                         Directors;
                                         SPECIAL FACTORS - Recommendation of
                                         the Special Committee; Fairness of
                                         the Merger;
                                         SPECIAL FACTORS - Recommendation of
                                         the Board of Directors

Item 8(f)                                Not Applicable

Item 9(a)-(c) SUMMARY - Special Factors - Opinion of Financial Advisor to the Company; SPECIAL FACTORS - Background of the Merger;
                                         SPECIAL FACTORS - Recommendation of
                                         the Special Committee; Fairness of
                                         the Merger;
                                         SPECIAL FACTORS - Recommendation of
                                         the Board of Directors;
                                         SPECIAL FACTORS - Opinion of
                                         Financial Advisor to the Company;
                                         APPENDIX B - Fairness Opinion of
                                         Financial Advisor

Item 10(a)                               SPECIAL FACTORS - Interests of
                                         Certain Persons in the Merger;

Item in Schedule 13E-3                   Caption in Proxy Statement
--------------------------------------   --------------------------------------

                                         SECURITY OWNERSHIP OF MANAGEMENT AND
                                         CERTAIN BENEFICIAL OWNERS

Item 10(b)                               CERTAIN TRANSACTIONS IN THE COMMON
                                         STOCK

Item 11                                  SUMMARY - The Special Meeting -
                                         Record Date and Voting;
                                         SUMMARY - The Special Meeting - Vote
                                         Required; Revocability of Proxies;
                                         SPECIAL FACTORS - Background of the
                                         Merger;
                                         SPECIAL FACTORS - Sources of Funds;
                                         Fees and Expenses;
                                         SPECIAL FACTORS - Interests of
                                         Certain Persons in the Merger;
                                         THE SPECIAL MEETING - Record Date and
                                         Voting;
                                         THE SPECIAL MEETING - Vote Required;
                                         Revocability of  Proxies;
                                         THE MERGER AGREEMENT;
                                         CERTAIN TRANSACTIONS IN THE COMMON
                                         STOCK

Item 12(a) - (b)                         SUMMARY - The Special Meeting - Vote
                                         Required; Revocability of Proxies;
                                         THE SPECIAL MEETING - Vote Required;
                                         Revocability of  Proxies;

Item 13 (a)                              SUMMARY - Appraisal Rights;
                                         THE SPECIAL MEETING - Appraisal
                                         Rights;
                                         Statement of Appraisal Rights
                                         (incorporated by reference to
                                         Appendix C to the Proxy Statement
                                         attached hereto as Exhibit 17(d))

Item 13(b) - (c)                         Not Applicable

Item 14(a)                               SELECTED HISTORICAL FINANCIAL DATA

Item 14(b)                               Not Applicable

Item 15(a) - (b)                         SUMMARY - Special Factors -
                                         Recommendation of the Special
                                         Committee; Fairness of the Merger;
                                         SUMMARY - Special Factors -
                                         Recommendation of the Board of
                                         Directors;
                                         SUMMARY - Opinion of Financial
                                         Advisor to the Company;
                                         SPECIAL FACTORS - Background of the
                                         Merger;
                                         SPECIAL FACTORS - Recommendation of
                                         the Special Committee; Fairness of
                                         the Merger;
                                         SPECIAL FACTORS - Recommendation of
                                         the Board of Directors;

                                         SPECIAL FACTORS - Opinion of
                                         Financial Advisor to the Company;
                                         SPECIAL FACTORS - Sources of Funds;
                                         Fees and Expenses;
                                         THE MERGER AGREEMENT - Fees and
                                         Expenses

Item 16 The information set forth in the Proxy Statement is incorporated herein by reference.

Item 17(a) Not applicable as it is anticipated that such agreements will not be executed until the closing of the transaction.

Item 17(b) Opinion of Advest, Inc., dated October 1, 1998 (incorporated by reference to Appendix B to the Proxy Statement attached hereto as Exhibit 17(d)).

Item 17(c) Amended and Restated Agreement and Plan of Merger, dated as of October 1, 1998, among PH II, Merger Sub and the Company (incorporated by reference to Appendix A to the Proxy Statement attached hereto as Exhibit 17(d)).

Item 17(d) Notice of Special Meeting of Stockholders, Proxy Statement and form of Proxy for the Special Meeting of Stockholders of THT (attached hereto as Exhibit 17(d)).

Item 17(e) Statement of Appraisal Rights (Section 262 of the Delaware General Corporation Law) (incorporated by reference to Appendix C to the Proxy Statement attached hereto as Exhibit 17(d)).

Item 17(f)                               Not Applicable

ITEM 1                                   Issuer and Class of Security Subject
                                         to the Transaction.

(a) The information set forth in the "Cover Page" and "SUMMARY - The Parties" in the Proxy Statement is incorporated herein by reference.

(b) The information set forth in the "Cover Page" and "SUMMARY - The Special Meeting - Record Date and Voting" in the Proxy Statement is incorporated herein by reference.

(c) - (d)                                The information set forth in "MARKET
                                         PRICE AND DIVIDEND INFORMATION" in
                                         the Proxy Statement is incorporated
                                         herein by reference.

(e)                                      Not applicable.

(f) The information set forth in "CERTAIN TRANSACTIONS IN THE COMMON STOCK" in the Proxy Statement is incorporated herein by reference.

ITEM 2.                                  Identity and Background.

                                         This Statement is being jointly filed
                                         by THT (the issuer of the class of
                                         equity securities which is the
                                         subject of the transaction), PH II,
                                         Merger Sub (a wholly owned subsidiary
                                         of PH II), and Paul K. Kelly,
                                         Frederick A. Rossetti and Jeffrey B.
                                         Gaynor (the senior management of THT).

(a) - (d), (g)                           The information set forth in "SUMMARY
                                         - The Parties" in the Proxy Statement
                                         is incorporated herein by reference.

(e) and (f)                              None of PH II, Merger Sub or THT or,
                                         to the best of their knowledge, no
                                         Executive Officer, Director or
                                         affiliate of PH II, Merger Sub or THT
                                         (i) has been convicted in a criminal
                                         proceeding (excluding traffic
                                         violations or similar misdemeanors)
                                         or (ii) has been a party to a civil
                                         proceeding of a judicial or
                                         administrative body of competent
                                         jurisdiction and as a result of such
                                         proceeding was or is subject to a
                                         judgment, decree or final order
                                         enjoining further violations of, or
                                         prohibiting activities subject to,
                                         federal or state securities laws or
                                         finding any violation with respect to
                                         such laws.

ITEM 3.                                  Past Contacts, Transactions or
                                         Negotiations.

(a)(1) The information set forth in "CERTAIN TRANSACTIONS" in the Proxy Statement is incorporated herein by reference.

(a)(2) - (b)                             The information set forth in "SPECIAL
                                         FACTORS - Background of the Merger,"
                                         "SPECIAL FACTORS - Recommendation of
                                         the Special Committee; Fairness of
                                         the Merger," "SPECIAL FACTORS
                                         -Recommendation of the Board of
                                         Directors" and "THE MERGER AGREEMENT"
                                         in the Proxy Statement is
                                         incorporated herein by reference.

ITEM 4.                                  Terms of the Transaction.

(a) - (b)                                The information set forth in
                                         "SUMMARY," "SPECIAL FACTORS - Purpose
                                         and Structure of the Merger,"
                                         "SPECIAL FACTORS

                                         -Interests of Certain Persons in the
                                          Merger," "SPECIAL FACTORS
                                         -Certain Effects of the Merger,"
                                          "SPECIAL FACTORS -

                                         Federal Income Tax Consequences,"
                                         "THE MERGER AGREEMENT," and
                                         "APPENDIX A - The Merger Agreement"
                                         in the Proxy Statement is
                                         incorporated herein by reference.

ITEM 5.                                  Plans or Proposals of the Issuer or
                                         Affiliate.

(a)-(e) The information set forth in "SPECIAL FACTORS - Plans for the Company After the Merger" in the Proxy Statement is incorporated herein by reference.

(f) and (g)                              The information set forth in "SUMMARY-
                                         Special Factors - Certain Effects of
                                         the Merger," "SPECIAL FACTORS -
                                         Interests of Certain Persons in the
                                         Merger; Directors and Officers," and
                                         "SPECIAL FACTORS - Certain Effects of
                                         the Merger" in the Proxy Statement is
                                         incorporated herein by reference.


ITEM 6.                                  Source and Amounts of Funds or Other
                                         Consideration.

(a) - (b)                                The information set forth in "SPECIAL
                                         FACTORS - Sources of Funds; Fees
                                         and Expenses" and "THE MERGER
                                         AGREEMENT -Fees and Expenses" in the
                                         Proxy Statement is incorporated
                                         herein by reference.

(c) The information set forth in "SPECIAL FACTORS - Sources of Funds; Fees and Expenses" in the Proxy Statement is incorporated herein by reference.

(d)                                      Not applicable.

ITEM 7.                                  Purpose(s), Alternatives, Reasons and
                                         Effects.

(a) The information set forth in "SUMMARY-Special Factors - Purpose and Structure of the Merger" and "SPECIAL FACTORS - Purpose and Structure of the Merger" in the Proxy Statement is incorporated herein by reference.

(b) The information set forth in "SPECIAL FACTORS - Background of the Merger" and "SPECIAL FACTORS - Purpose and Structure of the Merger" in the Proxy Statement is incorporated herein by reference.

(c)                                      The information set forth in "SUMMARY
                                         - Special Factors - Purpose
                                         and Structure of the Merger" and
                                         "SPECIAL FACTORS - Purpose and
                                         Structure of the Merger" in the Proxy
                                         Statement is incorporated herein by
                                         reference.

(d)                                      The information set forth in "SUMMARY
                                         - Special Factors - Certain Effects
                                         of the Merger," "SUMMARY - Special
                                         Factors - Federal Income Tax
                                         Consequences," "SUMMARY - The Merger,"
                                         "SPECIAL FACTORS - Purpose and
                                         Structure of the Merger,"
                                         "SPECIAL FACTORS - Plans for the
                                         Company After the Merger,"
                                         "SPECIAL FACTORS - Certain Effects of
                                         the Merger," "SPECIAL FACTORS -
                                         Federal Income Tax Consequences" and
                                         "THE MERGER AGREEMENT" in the Proxy
                                         Statement is incorporated herein by
                                         reference.

ITEM 8.                                  Fairness of the Transaction.

(a) - (b)                                The information set forth in "SUMMARY-
                                         Special Factors -Recommendation of the
                                         Special Committee; Fairness of the
                                         Merger," "SUMMARY - Special Factors -
                                         Recommendation of the Board of
                                         Directors," "SPECIAL FACTORS -
                                         Background of the Merger," "SPECIAL
                                         FACTORS - Purpose and Structure of
                                         Merger," "SPECIAL FACTORS -
                                         Recommendation of the Special
                                         Committee; Fairness of the Merger,"
                                         "SPECIAL FACTORS -Recommendation of the
                                         Board of Directors," "SPECIAL FACTORS -
                                         Opinion of Financial Advisor to the
                                         Company," and "APPENDIX B - Fairness
                                         Opinion of Financial Advisor" in the
                                         Proxy Statement is incorporated herein
                                         by reference.

(c) The information set forth in "SUMMARY-The Special Meeting -Vote Required; Revocability of Proxies," "SUMMARY - Special Factors - Recommendation of the Special Committee; Fairness of the Merger," "SUMMARY - Special Factors - Recommendation of the Board of Directors," SPECIAL FACTORS -
                                         Recommendation of the Special
                                         Committee; Fairness of the Merger,"
                                         "SPECIAL FACTORS - Recommendation of
                                         the Board of Directors" and "THE
                                         SPECIAL MEETING - Vote Required;
                                         Revocability of Proxies" in the Proxy
                                         Statement is incorporated herein by
                                         reference.

(d)                                      The information set forth in "SUMMARY
                                         - Special Factors -Recommendation of
                                         the Special Committee; Fairness of
                                         the Merger,"
                                         "SUMMARY - Special Factors -
                                         Recommendation of the Board of
                                         Directors," "SUMMARY - Special
                                         Factors - Opinion of Financial
                                         Advisor to the Company," "SPECIAL
                                         FACTORS - Background of the Merger,"
                                         "SPECIAL FACTORS - Recommendation of
                                         the Special

                                         Committee; Fairness of the Merger,"
                                         "SPECIAL FACTORS -Recommendation of
                                         the Board of Directors" and
                                         "APPENDIX B -Fairness Opinion of
                                         Financial Advisor" in the Proxy
                                         Statement is incorporated herein by
                                         reference.

  (e) The information set forth in "SUMMARY-Special Factors -Recommendation of the Special Committee; Fairness of the Merger," "SUMMARY - Special Factors - Recommendation of the Board of Directors," "SPECIAL FACTORS - Recommendation of the Special
                                         Committee; Fairness of the Merger," and
                                         "SPECIAL FACTORS -Recommendation of the
                                         Board of Directors" in the Proxy
                                         Statement is incorporated herein by
                                         reference.

(f)                                      Not Applicable.

ITEM 9.                                  Reports, Opinions, Appraisals and
                                         Certain Negotiations.

(a) - (c)                                The information set forth in "SUMMARY-
                                         Special Factors - Opinion of Financial
                                         Advisor to the Company," "SPECIAL
                                         FACTORS -Background of the Merger,"
                                         "SPECIAL FACTORS-Recommendation of the
                                         Special Committee; Fairness of the
                                         Merger," "SPECIAL FACTORS -
                                         Recommendation of the Board of
                                         Directors," "SPECIAL FACTORS - Opinion
                                         of Financial Advisor to the Company"
                                         and "APPENDIX B - Fairness Opinion of
                                         Financial Advisor" in the Proxy
                                         Statement is incorporated herein by
                                         reference.

ITEM 10.                                 Interest in Securities of the Issuer.

(a) The information set forth in "SPECIAL FACTORS - Interests of Certain Persons in the Merger" and "SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS" in the Proxy Statement is incorporated herein by reference.

(b) The information set forth in "CERTAIN TRANSACTIONS IN THE COMMON STOCK" in the Proxy Statement is incorporated herein by reference.

ITEM 11. Contracts, Arrangements or Understandings with Respect to the Issuer's Securities.

                                         The information set forth in "SUMMARY
                                         - The Special Meeting -Record Date
                                         and Voting," "SUMMARY - The Special
                                         Meeting -Vote Required; Revocability
                                         of Proxies," "SPECIAL FACTORS
                                         -Background of the Merger," "SPECIAL
                                         FACTORS - Sources of

                                         Funds; Fees and Expenses," "SPECIAL
                                         FACTORS -Interests of Certain Persons
                                         in the Merger," "THE SPECIAL MEETING -
                                         Record Date and Voting," "THE SPECIAL
                                         MEETING - Vote Required; Revocability
                                         of Proxies," "THE MERGER AGREEMENT,"

                                         "CERTAIN TRANSACTIONS"and "APPENDIX A--
                                         The Merger Agreement" in the Proxy
                                         Statement is incorporated herein by
                                         reference.

ITEM 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

(a) - (b)                                The information set forth in "SUMMARY
                                         - The Special Meeting -Vote Required;
                                         Revocability of Proxies" and "THE
                                         SPECIAL MEETING - Vote Required;
                                         Revocability of Proxies" in the Proxy
                                         Statement is incorporated herein by
                                         reference.

ITEM 13.                                 Other Provisions of the Transaction.

(a)                                      The information set forth in "SUMMARY
                                         - Appraisal Rights" and
                                         "THE SPECIAL MEETING - Appraisal
                                         Rights" in the Proxy Statement is
                                         incorporated herein by reference.

(b) - (c)                                Not applicable.

ITEM 14.                                 Financial Information.

(a) The information set forth in "SELECTED HISTORICAL FINANCIAL DATA" in the Proxy Statement is incorporated herein by reference, as is the information in the Company's Annual Report on Form 10-K for the Company's fiscal year ended September 30, 1998.

(b)                                      Not applicable.

ITEM 15.                                 Persons and Assets Employed, Retained
                                         or Utilized.

(a) - (b)                                The information set forth in "SUMMARY-
                                         Special Factors -Recommendation of the
                                         Special Committee; Fairness of the
                                         Merger," "SUMMARY - Special Factors -
                                         Recommendation of the Board of
                                         Directors," "SUMMARY - Opinion of
                                         Financial Advisor to the Company,"
                                         "SPECIAL FACTORS - Background of the
                                         Merger," "SPECIAL FACTORS -
                                         Recommendation
                                         of the Special Committee; Fairness of
                                         the Merger," "SPECIAL FACTORS -
                                         Recommendation
                                         of the Board of Directors," "SPECIAL
                                         FACTORS - Opinion of Financial Advisor
                                         to the Company," "SPECIAL FACTORS -
                                         Sources of Funds; Fees and Expenses,"
                                         and "THE MERGER AGREEMENT - Fees and
                                         Expenses" in the Proxy Statement is
                                         incorporated herein by reference.

ITEM 16.                                 Additional Information.

                                         The information set forth in the Proxy
                                         Statement is incorporated herein by
                                         reference.

ITEM 17.                                 Material to be Filed as Exhibits.

(a) It is anticipated that such agreements will not be executed until the closing of the transaction.

(b) (i) Opinion of Advest, Inc., dated October 1, 1998 (incorporated by reference to Appendix B to the Proxy Statement attached hereto as Exhibit 17(d)).

(b) (ii)                                 Advest Investment Banking Group -
                                         Fairness Opinion Presentation
                                         Materials, dated October 1, 1998.

(c) Amended and Restated Agreement and Plan of Merger, dated as of October 1, 1998, by and among PH II, Merger Sub and THT (incorporated by reference to Appendix A to the Proxy Statement attached hereto as Exhibit 17(d)).

(d) Notice of Special Meeting of Stockholders, Proxy Statement and form of Proxy for the Special Meeting of Stockholders of THT.

(e)                                      Statement of Appraisal Rights (Section
                                         262 of the Delaware General Corporation
                                         Law) (incorporated by reference to
                                         Appendix C to the Proxy Statement
                                         attached hereto as Exhibit 17(d)).

(f)                                      Not Applicable.

                                  SIGNATURES
                                  ----------


     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated: January 25, 1999



                                  PH II, INC.


                                  By:  /s/ Paul K. Kelly
                                     ------------------------------------------
                                  Name:     Paul K. Kelly
                                  Title:    Chairman of the Board of Directors


                                  PH II ACQUISITION SUB, INC.


                                  By:  /s/ Paul K. Kelly
                                     ------------------------------------------
                                  Name:     Paul K. Kelly
                                  Title:    Chairman of the Board of Directors


                                  THT INC.


                                  By:       /s/ Frederick A. Rossetti
                                     ------------------------------------------
                                  Name:     Frederick A. Rossetti
                                  Title:    President


                                  /s/ Paul K. Kelly
                                  ---------------------------------------------


                                  /s/ Frederick A. Rossetti
                                  ---------------------------------------------


                                  /s/ Jeffrey B. Gaynor
                                  ---------------------------------------------

                                 EXHIBIT INDEX
                                 -------------

17(b)(i) Opinion of Advest, Inc., dated October 1, 1998 (incorporated by reference to Appendix B to the Proxy Statement attached hereto as
              Exhibit 17(d)).

17(b)(ii)     Advest Investment Banking Group - Fairness Opinion Presentation
              Materials, dated October 1, 1998 (Previously Filed).


17(c) Amended and Restated Agreement and Plan of Merger, dated as of October 1, 1998, by and among PH II, Merger Sub and THT, (incorporated by reference to Appendix A to the Proxy Statement attached hereto as Exhibit 17(d)).

17(d) Notice of Special Meeting of Stockholders, Proxy Statement and form of Proxy for the Special Meeting of Stockholders of THT.

17(e) Statement of Appraisal Rights (Section 262 of the Delaware General Corporation Law) (incorporated by reference to Appendix C to the Proxy Statement attached hereto as Exhibit 17(d)).